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                                                                   EXHIBIT 10(a)



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Accounting and Auditing Experts" and to the use of our report dated March 5, 2001, with respect to the financial statements of the Platinum Investor Divisions of American General Life Insurance Company Separate Account D, and of our report dated February 5, 2001, with respect to the financial statements of American General Life Insurance Company included in this Post-Effective Amendment No. 3 to the Registration Statement (Form N-4, Nos. 333-70667 and 811-02441) of American General Life Insurance Company Separate Account D.


                                        /s/  ERNST & YOUNG LLP
                                        ----------------------
                                        ERNST & YOUNG LLP



Houston, Texas
April 5, 2001